Putnam
Global
Growth
Fund

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

10-31-98


[LOGO: BOSTON * LONDON * TOKYO]



Fund highlights

 * Putnam Global Growth Fund's class A shares were ranked in the top 16% by Lipper Analytical Services for the 1-year period ended October 31, 1998. The fund ranked 33 out of 211 global funds ranked.*


   CONTENTS

 4 Report from Putnam Management

 9 Fund performance summary

15 Portfolio holdings

21 Financial statements

 * Past performance is not indicative of future results. Lipper is an industry research firm whose rankings are based on total return performance, vary over time, and do not reflect the effects of sales charges. For the five-year period ended 10/31/98, the fund ranked 23 out of 66 funds. For the 10-year period, the fund ranked 7 out of 21 funds. Performance of other share classes will vary.



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[copyright] Karsh, Ottawa

Dear Shareholder:

It should come as no surprise that Putnam Global Growth Fund's portfolio has undergone some significant shifting in industry and sector focus during the past year; most equity portfolios have had to make adjustments in the wake of the worldwide disruption in securities markets. In your fund's case, the managers increased the weighting in U.S. stocks, shifting assets out of the emerging markets and much of Asia.

While it is the big global issues that have grabbed the headlines, in the final analysis the painstaking company-by-company search for high-quality growth stocks is what drives your fund's investment decisions. To help with that search are two newly appointed members of the management team, Manuel Weiss Herrero and Olivier M. Rudigoz. Manny has been with Putnam since 1987 and has 11 years of investment experience. Olivier, who has been managing investments for 9 years, joined Putnam earlier this year from Paribas Asset Management.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
December 16, 1998



Report from the Fund Managers
Robert Swift
Lisa Svensson
Kelly A. Morgan
Olivier M. Rudigoz
Michael Arends
Manuel Weiss Herrero

The unusual level of financial market volatility experienced in late summer and early fall of this year created an uncertain and unnerving environment for investors. Although the markets rebounded in late fall, the overriding theme that emerged from the rapid-fire series of negative events was that economic and corporate earnings growth rates would most likely slow in the near future.

These destabilizing events led the management team of Putnam Global Growth Fund to reaffirm the growth potential of many of the large, high-quality growth companies the fund has owned for some time as well as to reassess the prospects of several companies in this new environment. For the year ended October 31, 1998, the fund's class A shares returned 13.02% (6.54% at public offering price). For comparison purposes, the fund's benchmark index, the Morgan Stanley Capital International All Country World Free Index, rose 13.03%. For performance of other share classes and over longer periods, please turn to page 9 of this report.

* POSITIONING FOR NEW ENVIRONMENT

Financial markets fell abruptly in late summer as corporate earnings expectations were sharply reduced in the face of economic weakness in Asia and other parts of the world and the insolvency of several large hedge funds.

Shareholders may notice we made several broad changes to the portfolio. We raised the fund's weighting in companies located in the United States, mainly at the expense of holdings in Europe. Although the fund maintains a significant portion of its assets in Europe, we believe growth expectations there in many cases are too high. The United States offers the largest selection of high-quality growth companies as well as a more stable situation in which the government has the fiscal and monetary tools needed to mitigate an extended slowdown.

We also substantially eliminated the fund's emerging-markets position and, with the exception of Japan, its holdings in developed Asian economies. This change was made in response to the deteriorating economic and company fundamentals in these markets. Although the markets subsequently rallied following the easing of high interest rates and the sudden strengthening of the Japanese yen -- both positive developments for non-Japanese exporters -- we believe any short-term rewards are far outweighed by the lack of any earnings growth momentum in these markets.

* SEARCH FOR GROWTH POTENTIAL LEADS TO FOOD RETAILERS

We looked for companies that had the ability to grow in a more difficult environment. Supermarket companies and food retailers in the United States, Europe, and Asia have offered steady growth for some time. Additionally, in the United States, we saw increased takeover activity in this area. Consequently we maintained significant weightings in Safeway and Kroger as well as in Netherlands-based Koninklijke Ahold, which operates supermarkets in both Europe and the United States.

Near the end of the period, we also added some Asian food retailing companies. One of these, Seven Eleven Japan, is the largest company in the Japanese convenience store market. It has an aggressive expansion plan and is installing sophisticated information systems in order to improve profit margins and overall earnings growth. Woolworths Australia, a leading food retailer, has posted strong comparable sales results and has also expanded aggressively in a move to attain future growth. While these holdings, along with others discussed in this report, were viewed favorably at the end of the period, all are subject to review and adjustment in accordance with the fund's investment strategy and may vary in the future.


[GRAPHIC OMITTED: horizontal bar chart COUNTRY ALLOCATIONS]

COUNTRY ALLOCATIONS*

United States     46.1%

United Kingdom     9.4%

France             8.9%

Japan              6.9%

Netherlands        6.1%

Footnote reads:
*Based on net assets as of October 31, 1998. Holdings will vary over time.


* FINANCIAL FOCUS SHIFTS TO REGIONAL BANKS

Following Russia's devaluation of its currency and default on its foreign debt, global financial institutions located in the United States and Europe -- particularly money-center banks, brokerages, and large insurance companies -- came under intense selling pressure. We reduced the fund's positions in global financial companies that are highly dependent on trading gains to deliver their targeted earnings growth. This selloff was based on the companies' exposure to trading losses and our belief that their investment banking operations would suffer in the event of a slowdown in equity issuance and corporate financing activities.

In the financial sector, our current focus is on regional banks, insurance companies, and specialty finance companies that we believe have better growth prospects than larger financial companies. Companies in these areas focus on more stable businesses such as retail banking, mortgage lending, and asset management. Some recent additions to the fund in the banking area include the Spanish banking company Bankinter, the Italian bank Banca Intesa, the Dutch banking and insurance company Fortis Amev, and the U.S. super regional bank Wells Fargo.

* SEMICONDUCTORS SHOW SIGNS OF LIFE

Because of your fund's focus on growth, it has been -- and remains -- heavily invested in technology. Within technology, however, we have made several important changes. As the fund's fiscal period progressed, it became clear that corporate technology spending would slow to the detriment of software and information technology (IT) service companies. Thus we began buying more of the inexpensively priced stocks in the hardware and components areas, favoring them over stocks of software and IT service companies. As a result, we added hardware companies such as Sun Microsystems and eliminated the fund's positions in companies such as Veritas and PeopleSoft.


[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

Microsoft Corp. (United States)
Computer services and software

Warner-Lambert Co. (United States)
Pharmaceuticals

Intel Corp. (United States)
Electronics and electrical equipment

Wolters Kluwer N.V. (Netherlands)
Business equipment and services

Glaxo Wellcome PLC (United Kingdom)
Pharmaceuticals

General Electric Co. (United States)
Electronics and electrical equipment

Pfizer, Inc. (United States)
Pharmaceuticals

Vodafone Group PLC (United Kingdom)
Telecommunications

KAO Corp. (Japan)
Consumer nondurables

Wal-Mart Stores, Inc. (United States)
Retail

Footnote reads:
These holdings represent 15.2% of the fund's net assets as of 10/31/98. Portfolio holdings will vary over time.


One significant development was the improvement in the outlook for the long-suffering semiconductor sector. Semiconductor prices have been held back for some time by a worldwide supply glut. Lately we have observed a large amount of production capacity removed from the industry, particularly that of Southeast Asian producers of basic memory chips, a development that has resulted in a stabilization of chip prices. Additionally the move to a new generation of chips as well as to new technology in the industry could also support higher prices. Positive earnings announcements and the indication of higher future sales from well-known companies such as Intel have only served to confirm this positive trend for investors.

* POSITIVE BUT CAUTIOUS OUTLOOK

Although market volatility in the second half of the fund's fiscal year resulted in some rather indiscriminate selling of growth stocks, we remain convinced that a company-by-company, research-driven strategy of evaluating individual stocks is still the best method for selecting long-term investments. In this current period of relative calm, we plan to take the opportunity to continue to reassess each of the fund's holdings to determine if each company can meet our price targets and maintain its growth prospects. In general, we expect economic and corporate earnings growth to slow but not contract. Lower interest rates around the world and any improvement in the Japanese economy should help stocks. However, should growth deteriorate more than we expect, we stand at the ready to reallocate our resources to more attractive relative growth opportunities.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of October 31, 1998, there is no guarantee the fund will continue to hold these securities in the future. International investing involves certain risks, such as currency fluctuations, economic instability, and political developments, not present with domestic investments.



Performance summary

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Global Growth Fund is designed for investors seeking capital appreciation through a globally diversified equity portfolio.


TOTAL RETURN FOR PERIODS ENDED 10/31/98

                                Class A           Class B           Class M
(inception date)               (9/1/67)          (4/27/92)         (3/1/95)
                              NAV      POP      NAV     CDSC      NAV     POP
------------------------------------------------------------------------------
1 year                      13.02%    6.54%   12.13%    7.57%   12.48%    8.56%
------------------------------------------------------------------------------
5 years                     75.26    65.13    68.90    66.90    70.73    64.84
Annual average              11.88    10.55    11.05    10.79    11.29    10.51
------------------------------------------------------------------------------
10 years                   202.51   185.12   179.32   179.32   186.49   176.46
Annual average              11.71    11.05    10.82    10.82    11.10    10.70
------------------------------------------------------------------------------
Annual average
(Life of fund)              10.64    10.43     9.60     9.60     9.89     9.76
------------------------------------------------------------------------------

COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 10/31/98

                            MSCI     MSCI     MSCI        S&P    Consumer
                            EAFE     World    World       500     Price
                            Index*   Index  Free Index*  Index    Index
------------------------------------------------------------------------------
1 year                       9.65%   15.26%   13.03%     21.99%    1.36%
------------------------------------------------------------------------------
5 years                     39.01    84.48    79.34     162.66    12.42
Annual average               6.81    13.03    12.39      21.31     2.37
------------------------------------------------------------------------------
10 years                    67.20   158.65   163.83     418.25    36.27
Annual average               5.28     9.97    10.19      17.89     3.14
------------------------------------------------------------------------------
Annual average
(Life of fund)                 --       --       --      12.28     5.22
------------------------------------------------------------------------------

Past performance is no assurance of future results. Returns for class A and class M shares reflect the current maximum initial sales charges of 5.75% and 3.50% respectively. Class B share returns for the 1-, 5-, and 10-year (where available) and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and in the case of class B and class M shares, the higher operating expenses applicable to such shares. All returns assume reinvestment of distributions at NAV. Returns do not take into account any adjustment for taxes payable on reinvested distributions or, for class A shares, distribution fees prior to implementation of the class A distribution plan in 1990. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

*Indexes did not exist prior to 1969. Putnam Management has recently undertaken a review of benchmarks for various funds. The MSCI All-Country World Free Index replaces the MSCI All-Country World Index as a performance benchmark for this fund because, in Putnam Management's opinion, the securities tracked by this index more accurately reflect the types of securities generally held by the fund.

 This performance information does not reflect any market volatility that may have occurred since the date of the information. As a result, more recent returns may be more or less than those shown.





[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of
a $10,000 investment since
10/31/88

         Fund's class A     MSCI EAFE     Consumer Price    MSCI World        S&P 500       MSCI World
Date      shares at POP       Index            Index           Index           Index        Free Index
10/31/88      9,427          10,000            10,000          10,000          10,000         10,000
10/31/89     11,089          10,814            10,449          11,433          12,640         11,344
10/31/90     10,940           9,428            11,106          10,205          11,695         10,064
10/31/91     12,745          10,083            11,431          11,957          15,612         11,649
10/31/92     12,553           8,751            11,797          11,471          17,166         11,040
10/31/93     16,272          12,028            12,121          14,711          19,731         14,021
10/31/94     17,674          13,242            12,438          16,085          20,494         15,094
10/31/95     18,670          13,193            12,787          17,359          25,913         16,525
10/31/96     21,676          14,575            13,170          20,111          32,157         19,218
10/31/97     25,231          15,249            13,444          23,342          42,483         22,442
10/31/98    $28,512         $16,720           $13,627         $26,383         $51,825        $25,865

Footnote reads:
Past performance is no assurance of future results. At the end of the same time period, a $10,000 investment in the fund's class B shares would have been valued at $27,932 and no contingent deferred sales charges would apply; a $10,000 investment in the fund's class M shares would have been valued at $28,649 ($27,646 at public offering price). See first page of performance section for performance calculation method.




PRICE AND DISTRIBUTION INFORMATION
12 months ended 10/31/98

                             Class A       Class B      Class M
------------------------------------------------------------------------------
Distributions (number)          1             1            1
------------------------------------------------------------------------------
Income                       $0.255        $0.169       $0.204
------------------------------------------------------------------------------
Capital gains
------------------------------------------------------------------------------
Long-term                     1.417         1.417        1.417
------------------------------------------------------------------------------
Short-term                    0.547         0.547        0.547
------------------------------------------------------------------------------
 Total                       $2.219        $2.133       $2.168
------------------------------------------------------------------------------
Share value:               NAV      POP      NAV      NAV      POP
------------------------------------------------------------------------------
10/31/97                $12.00   $12.73    $11.62   $11.90   $12.33
------------------------------------------------------------------------------
10/31/98                 11.01    11.68     10.59    10.90    11.30
------------------------------------------------------------------------------

TOTAL RETURN FOR PERIODS ENDED 9/30/98
(most recent calendar quarter)

                                Class A           Class B            Class M
(inception date)               (9/1/67)          (4/27/92)          (3/1/95)
                              NAV      POP      NAV     CDSC      NAV     POP
------------------------------------------------------------------------------
1 year                      -0.24%   -5.95%   -1.03%   -5.05%   -0.73%   -4.23%
------------------------------------------------------------------------------
5 years                     73.62    63.59    67.04    65.04    69.08    63.22
Annual average              11.67    10.34    10.81    10.54    11.08    10.29
------------------------------------------------------------------------------
10 years                   201.76   184.40   178.37   178.37   185.74   175.73
Annual average              11.68    11.02    10.78    10.78    11.07    10.67
------------------------------------------------------------------------------
Annual average
(Life of fund)              10.51    10.30     9.47     9.47     9.75     9.63
------------------------------------------------------------------------------

Performance data represent past results, do not reflect future performance, and will differ for each share class. Investment returns and principal value will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost. See first page of performance section for performance calculation method.

TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.

COMPARATIVE BENCHMARKS

Standard & Poor's 500 Index* is an unmanaged list of common stocks that is frequently used as a general measure of stock market performance.

Morgan Stanley Capital International (MSCI) EAFE Index* is an unmanaged list of equity securities from Europe, Australasia and the Far East, with all values expressed in U.S. dollars.

Morgan Stanley Capital International (MSCI) All-Country World Index* is an unmanaged list of global equity securities, with all values expressed in U.S. dollars.

Morgan Stanley Capital International (MSCI) All-Country World Free Index* is an unmanaged list of global equity securities available to non-domestic investors, with all values expressed in U.S. dollars.

Consumer Price Index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

*Securities indexes assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.



PUTNAM GROWTH FUNDS

Asia Pacific Growth Fund

Capital Appreciation Fund [DBL. DAGGER]

Capital Opportunities Fund

Diversified Equity Trust

Europe Growth Fund

Global Growth Fund

Global Natural Resources Fund

Growth Opportunities Fund

Health Sciences Trust

International Growth Fund

International New Opportunities Fund

Investors Fund

New Opportunities Fund [DBL. DAGGER]

OTC & Emerging Growth Fund

Research Fund

Vista Fund

Voyager Fund

Voyager Fund II

PUTNAM GROWTH
AND INCOME FUNDS

Balanced Retirement Fund

Convertible Income-Growth Trust

Equity Income Fund

The George Putnam Fund of Boston

Global Growth and Income Fund

The Putnam Fund for Growth and Income

Growth and Income Fund II

International Growth and Income Fund

New Value Fund

Utilities Growth and Income Fund

PUTNAM INCOME FUNDS

American Government Income Fund

Diversified Income Trust

Global Governmental Income Trust

High Quality Bond Fund +

High Yield Advantage Fund [DBL. DAGGER]

High Yield Total Return Fund

High Yield Trust [DBL. DAGGER]

High Yield Trust II

Income Fund

Intermediate U.S. Government
Income Fund

Money Market Fund **

Preferred Income Fund

Strategic Income Fund *

U.S. Government Income Trust

PUTNAM TAX-FREE
INCOME FUNDS

Municipal Income Fund

Tax Exempt Income Fund

Tax Exempt Money Market Fund**

Tax-Free High Yield Fund

Tax-Free Insured Fund

State tax-free income funds [SECTION MARK]

Arizona, California, Florida, Massachusetts, Michigan, Minnesota,
New Jersey, New York, Ohio and Pennsylvania

State tax-free money market funds [SECTION MARK]

California, New York

LIFESTAGE SM FUNDS

Putnam Asset Allocation Funds-three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio

Asset Allocation: Conservative Portfolio

Asset Allocation: Growth Portfolio

 *Formerly Putnam Diversified Income Trust II

 +Formerly Putnam Federal Income Trust

[DBL. DAGGER] Closed to new investors. Some exceptions may apply.

 Contact Putnam for details.

[SECTION MARK] Not available in all states.

 **An investment in a money market fund is neither insured nor guaranteed by the U.S. government. These funds are managed to maintain a price of $1.00 per share, although there is no assurance that this price will be maintained in the future.

   Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.



Report of independent accountants
For the fiscal year ended October 31, 1998

To the Trustees and Shareholders of
Putnam Global Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments owned, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Global Growth Fund (the "fund") at October 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at October 31, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
Boston, Massachusetts
December 10, 1998




Portfolio of investments owned
October 31, 1998

COMMON STOCKS  (95.9%) (a)
NUMBER OF SHARES                                                                                                     VALUE
Australia  (0.9%)
--------------------------------------------------------------------------------------------------------------------------
          2,151,200  AMP Ltd. (NON)                                                                         $   25,548,925
          1,127,200  AMP Ltd.144A (NON)                                                                         13,387,295
             30,839  Australia & New Zealand Banking Group Ltd.                                                    176,078
          1,009,800  Woolworth Ltd.                                                                              3,547,549
                                                                                                            --------------
                                                                                                                42,659,847

Brazil  (--%)
--------------------------------------------------------------------------------------------------------------------------
             50,348  Companhia Energetica de Minas Gerais (Cemig) 144A ADS                                         969,199

Canada  (1.6%)
--------------------------------------------------------------------------------------------------------------------------
          1,003,100  BCE Mobile Communications, Inc. (NON)                                                      24,459,507
          2,238,300  Bombardier, Inc. (NON)                                                                     26,490,905
          1,812,000  CGI Group, Inc. (NON)                                                                      24,912,062
                                                                                                            --------------
                                                                                                                75,862,474

Denmark  (0.8%)
--------------------------------------------------------------------------------------------------------------------------
            355,900  Tele Danmark AS                                                                            38,811,465

Finland  (0.8%)
--------------------------------------------------------------------------------------------------------------------------
            382,100  Oy Nokia AB Class A                                                                        34,819,901

France  (8.9%)
--------------------------------------------------------------------------------------------------------------------------
             90,693  Accor S.A.                                                                                 19,080,356
            343,834  Axa S.A. (NON)                                                                             38,926,943
            357,305  Cap Gemini S.A.                                                                            53,785,772
             43,856  L'OREAL                                                                                    25,102,362
             73,120  Promodes                                                                                   46,123,469
            154,021  Sanofi S.A.                                                                                24,156,890
            460,290  Sidel S.A.                                                                                 34,021,796
            233,557  Societe Television Francaise 1                                                             38,652,484
            207,129  Sodexho Alliance S.A.                                                                      40,290,643
            220,190  STMicroelectronics                                                                         13,496,413
            269,352  Total S.A. Class B                                                                         31,125,768
            233,182  Vivendi                                                                                    53,345,585
                                                                                                            --------------
                                                                                                               418,108,481

Germany  (3.1%)
--------------------------------------------------------------------------------------------------------------------------
             94,700  Allianz Versicherungs AG (NON)                                                             32,513,056
            652,616  Bayerische Vereinsbank AG                                                                  51,873,189
            372,000  Mannesmann AG                                                                              36,651,354
             60,544  SAP AG                                                                                     25,434,042
                                                                                                            --------------
                                                                                                               146,471,641

Greece  (0.3%)
--------------------------------------------------------------------------------------------------------------------------
                340  Bank of Greece S.A.                                                                            48,374
            576,977  Hellenic Telecommunication Organization S.A.                                               13,134,581
             20,922  Hellenic Telecommunication Organization S.A. GDR                                              237,465
                                                                                                            --------------
                                                                                                                13,420,420

India  (--%)
--------------------------------------------------------------------------------------------------------------------------
                 50  Hindalco Industries Ltd.                                                                          605
                500  Hindustan Petroleum Corp. Ltd.                                                                  3,147
                 10  Housing Development Finance Corporation Ltd.                                                      528
              1,337  Larsen & Toubro Ltd. GDR                                                                        4,570
                 10  Ranbaxy Laboratories Ltd.                                                                         118
                 50  State Bank of India Ltd.                                                                          193
                                                                                                            --------------
                                                                                                                     9,161

Ireland  (2.0%)
--------------------------------------------------------------------------------------------------------------------------
          2,014,200  Allied Irish Banks PLC                                                                     29,110,011
          1,537,000  CRH PLC                                                                                    22,531,075
            608,700  Elan Corp. PLC ADR (NON)                                                                   42,647,044
                                                                                                            --------------
                                                                                                                94,288,130

Italy  (5.3%)
--------------------------------------------------------------------------------------------------------------------------
          3,667,680  Alleanza Assicurazioni SPA                                                                 45,268,722
          1,182,400  Assicurazioni Generali SPA                                                                 42,408,992
          3,917,700  Banca Intesa SPA (NON)                                                                     19,820,606
          8,240,400  Credito Italiano SPA                                                                       44,308,433
          3,965,700  La Rinascente SPA                                                                          38,285,328
            455,500  Mediolanum SPA                                                                             11,355,440
          8,647,500  Telecom Italia Mobile SPA                                                                  50,275,314
                                                                                                            --------------
                                                                                                               251,722,835

Japan  (6.9%)
--------------------------------------------------------------------------------------------------------------------------
            103,100  Advantest Corp.                                                                             6,529,818
            419,200  Aiful Corp.                                                                                19,614,452
                300  Fujitsu Ltd.                                                                                    3,206
          3,188,520  KAO Corp.                                                                                  64,841,975
          1,050,000  Matsushita Communication Industrial Co., Ltd.                                              48,767,798
            472,300  Promise Co., Ltd.                                                                          21,447,844
            404,000  Secom Co.                                                                                  30,112,898
            145,000  Seven-Eleven Japan Co., Ltd. (NON)                                                         11,070,234
             80,100  Shohkoh Fund & Co., Ltd.                                                                   24,468,302
          1,459,000  Takeda Chemical Industries                                                                 47,648,539
            416,000  Takefuji Corp.                                                                             22,260,761
            134,400  Takefuji Corp. 144A                                                                         7,191,938
                600  Tokyo Electron Ltd.                                                                            19,595
            837,000  Yamanouchi Pharmaceutical Co., Ltd.                                                        24,089,457
                                                                                                            --------------
                                                                                                               328,066,817

Netherlands  (6.1%)
--------------------------------------------------------------------------------------------------------------------------
            645,510  Aegon N.V.                                                                                 56,087,677
            194,540  Benckiser N.V. Class B (NON)                                                               11,042,981
            594,800  Fortis Amev N.V.                                                                           38,673,477
            754,900  Heineken N.V.                                                                              40,261,873
          1,614,176  Koninklijke Ahold N.V.                                                                     53,730,880
            524,600  VNU N.V.                                                                                   18,165,287
            358,200  Wolters Kluwer N.V.                                                                        69,504,931
                                                                                                            --------------
                                                                                                               287,467,106

Pakistan  (--%)
--------------------------------------------------------------------------------------------------------------------------
                  6  Pakistan State Oil                                                                                  6

Philippines  (--%)
--------------------------------------------------------------------------------------------------------------------------
          2,361,650  International Container Terminal Services, Inc. (NON)                                         158,618

Portugal  (1.8%)
--------------------------------------------------------------------------------------------------------------------------
            769,277  Banco Comercial Portugues, S.A.                                                            24,126,102
            643,850  Banco Portugues Do Atlantico (NON)                                                         12,926,360
            237,700  Banco Portugues Do Atlantico 144A (NON)                                                     4,772,223
            233,740  Telecel-Comunicacaoes Pessoais, S.A.                                                       43,137,184
                                                                                                            --------------
                                                                                                                84,961,869

Spain  (1.4%)
--------------------------------------------------------------------------------------------------------------------------
            182,400  Banco Popular Espanol S.A.                                                                 11,282,479
            395,900  Bankinter, S.A. (NON)                                                                      12,131,743
          1,382,190  Centros Comerciales Continente, S.A.                                                       41,274,087
                                                                                                            --------------
                                                                                                                64,688,309

Switzerland  (0.5%)
--------------------------------------------------------------------------------------------------------------------------
             40,552  Zurich Allied AG (NON)                                                                     24,712,548

Taiwan  (--%)
--------------------------------------------------------------------------------------------------------------------------
             85,301  Bank Sinopac (NON)                                                                             36,492

Turkey  (--%)
--------------------------------------------------------------------------------------------------------------------------
             80,659  Yapi ve Kredi Bankasi A.S. GDR                                                                935,644

United Kingdom  (9.4%)
--------------------------------------------------------------------------------------------------------------------------
          5,648,500  Cable & Wireless Communications (NON)                                                      42,550,151
          1,052,700  CMG PLC                                                                                    24,671,077
         13,751,900  Coca-Cola Beverages PLC                                                                    29,006,058
            583,500  Coca-Cola Beverages PLC 144A                                                                1,230,742
          4,291,300  Compass Group PLC                                                                          43,460,999
          2,226,704  Glaxo Wellcome PLC                                                                         69,182,446
          1,034,000  HSBC Holdings PLC                                                                          23,700,284
          5,633,435  Misys PLC (NON)                                                                            39,513,251
          3,663,700  Orange PLC ADR (NON)                                                                       34,069,003
          3,061,000  SEMA Group PLC                                                                             24,800,712
          3,779,873  Smithkline Beecham PLC ADR                                                                 47,266,486
          4,918,697  Vodafone Group PLC                                                                         65,871,190
                                                                                                            --------------
                                                                                                               445,322,399

United States  (46.1%)
--------------------------------------------------------------------------------------------------------------------------
            693,500  Abbott Laboratories                                                                        32,551,156
            105,900  America Online, Inc. (NON)                                                                 13,455,919
            569,325  American International Group, Inc.                                                         48,534,956
            534,200  Ascend Communications, Inc. (NON)                                                          25,775,150
            195,700  Associates First Capital Corp.                                                             13,796,850
            287,800  Biogen, Inc. (NON)                                                                         20,002,100
            524,000  BMC Software, Inc. (NON)                                                                   25,184,750
            507,200  Bristol-Myers Squibb Co.                                                                   56,077,300
            525,400  Cablevision Systems Corp. Class A (NON)                                                    25,350,550
            243,250  Cardinal Health, Inc.                                                                      23,002,328
            692,700  Centocor, Inc. (NON)                                                                       30,825,150
            741,975  Cisco Systems, Inc. (NON)                                                                  46,744,425
            230,500  Clorox Co.                                                                                 25,182,125
            260,600  Colgate-Palmolive Co.                                                                      23,030,525
            855,800  Compaq Computer Corp.                                                                      27,064,675
            329,300  Computer Sciences Corp. (NON)                                                              17,370,575
            421,000  Compuware Corp. (NON)                                                                      22,812,938
            484,900  ConAgra, Inc.                                                                              14,759,144
            560,800  Costco Companies, Inc. (NON)                                                               31,825,400
          1,032,558  CVS Corp.                                                                                  47,174,994
            470,500  Dell Computer Corp. (NON)                                                                  30,817,750
            522,500  EMC Corp. (NON)                                                                            33,635,938
            144,700  Exxon Corp.                                                                                10,309,875
            489,300  Fannie Mae                                                                                 34,648,556
            607,300  Federal Home Loan Mortgage Corp.                                                           34,919,750
            269,000  Firstar Corp.                                                                              15,265,750
            787,800  General Electric Co.                                                                       68,932,500
            917,300  HBO & Co.                                                                                  24,079,125
            847,300  Home Depot, Inc. (The)                                                                     36,857,550
            287,900  IBM Corp.                                                                                  42,735,156
            245,900  IMS Health Inc. (NON)                                                                      16,352,350
            867,600  Intel Corp.                                                                                77,379,075
            355,900  Interpublic Group Cos. Inc.                                                                20,820,150
             79,300  Kroger Co. (NON)                                                                            4,397,352
            639,700  Lilly (Eli) & Co.                                                                          51,775,719
            444,900  Lowe's Cos., Inc.                                                                          14,987,569
            317,200  Lucent Technologies, Inc.                                                                  25,435,475
            551,100  MCI WorldCom, Inc. (NON)                                                                   30,448,275
            819,800  MediaOne Group Inc. (NON)                                                                  34,687,788
            576,300  Medtronic, Inc.                                                                            37,459,500
            406,700  Merck & Co., Inc.                                                                          55,006,175
            885,500  Microsoft Corp. (NON)                                                                      93,752,313
            862,200  Office Depot, Inc. (NON)                                                                   21,555,000
            586,800  Omnicare, Inc.                                                                             20,281,275
            708,000  Peco Energy Co.                                                                            27,390,750
            628,200  Pfizer, Inc.                                                                               67,413,713
          1,156,000  Philip Morris Cos., Inc.                                                                   59,100,500
            783,800  PLATINUM Technology, Inc. (NON)                                                            12,883,713
            572,000  Quintiles Transnational Corp. (NON)                                                        25,883,000
            323,400  Rite Aid Corp.                                                                             12,834,938
            548,700  Safeway, Inc. (NON)                                                                        26,234,719
            256,100  SBC Communications, Inc.                                                                   11,860,631
          1,035,400  ServiceMaster Co. (The)                                                                    21,872,825
            531,100  Schering-Plough Corp.                                                                      54,636,913
            563,500  Southtrust Corp.                                                                           20,567,750
            231,600  Sprint Corp.                                                                               17,775,300
            141,900  Star Banc Corp.                                                                            10,731,188
            192,000  Sun Microsystems, Inc. (NON)                                                               11,195,290
            754,100  Tele-Communications, Inc. Class A (NON)                                                    31,766,463
            296,100  Time Warner, Inc.                                                                          27,481,781
          1,919,900  TJX Cos., Inc. (The)                                                                       36,358,106
            427,900  Tommy Hilfiger Corp. (NON)                                                                 19,870,606
            576,200  Tyco International Ltd.                                                                    35,688,388
            453,300  Viacom, Inc. Class B (NON)                                                                 27,141,338
            883,400  Wal-Mart Stores, Inc.                                                                      60,954,600
            639,700  Walgreen Co.                                                                               31,145,394
          1,057,100  Warner-Lambert Co.                                                                         82,850,206
            627,400  Waste Management, Inc. (NON)                                                               28,311,425
             29,500  Wells Fargo & Co.                                                                          10,915,000
                                                                                                            --------------
                                                                                                             2,179,925,513
                                                                                                            --------------
                     Total Common Stocks   (cost $3,860,566,143)                                            $4,533,418,875

INVESTMENT COMPANIES  (--%) (a) (cost $1,177,200)
NUMBER OF SHARES                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
             21,800  India Magnum Fund Class A
                       (acquired 3/23/95, cost $1,177,200) (NON) (RES) (India)                              $      588,600

SHORT-TERM INVESTMENTS  (3.7%) (a)
PRINCIPAL AMOUNT                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
     $      324,000  Ciesco L.P., effective yield of 5.08%, December 8, 1998                                $      322,312
         25,000,000  Commonwealth Bank of Australia, effective yield
                       of 5.14%, November 30, 1998                                                              24,896,486
         25,000,000  Corporate Asset Funding Corp., effective yield of 5 1/8%,
                       January 11, 1999                                                                         24,747,309
         24,000,000  Diageo Capital PLC, effective yield of 5.17%,
                       December 4, 1998 (United Kingdom)                                                        23,887,100
         30,000,000  USAA Capital Corp., effective yield of 5.06%,
                       December 2, 1998                                                                         29,869,284
            877,000  Windmill Funding Corp., effective yield of 5.13%,
                       November 16, 1998                                                                           874,874
         27,401,000  Windmill Funding Corp., effective yield of 5.17%,
                       December 11, 1998                                                                        27,243,596
         44,744,000  Interest in $750,000,000 joint tri-party repurchase agreement dated October 30, 1998 with Goldman Sachs
                       due November 2, 1998 with respect to various
                       U.S. Treasury obligations -- maturity value of
                       $44,764,060 for an effective yield of 5.38%                                              44,757,373
                                                                                                            --------------
                     Total Short-Term Investments   (cost $176,598,334)                                     $  176,598,334
--------------------------------------------------------------------------------------------------------------------------
                     Total Investments (cost $4,038,341,677) (b)                                            $4,710,605,809
--------------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $4,728,205,095.

  (b) The aggregate identified cost on a tax basis is $4,065,513,098, resulting in gross unrealized appreciation and depreciation of $791,984,332 and $146,891,621, respectively, or net unrealized appreciation of $645,092,711.

(NON) Non-income-producing security.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at October 31, 1998 was $588,600 or less than 0.01% of net assets.

      ADR, ADS, or GDR after the name of a foreign holding stands for American Depository Receipts, American
      Depository Shares, or Global Depository Receipts, respectively, representing ownership of foreign securities on deposit with a domestic custodian bank.

      The fund had the following industry group concentrations greater than 10% at October 31, 1998 (as a percentage of net assets):

          Insurance and finance        17.4%
          Pharmaceuticals              11.4

      The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
October 31, 1998
Assets
-----------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $4,038,341,677) (Note 1)                                        $4,710,605,809
-----------------------------------------------------------------------------------------------
Cash                                                                                    111,199
-----------------------------------------------------------------------------------------------
Foreign currency (cost $3,884,675)                                                    3,593,377
-----------------------------------------------------------------------------------------------
Dividends and interest receivable                                                     3,422,255
-----------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                                6,078,842
-----------------------------------------------------------------------------------------------
Receivable for securities sold                                                       73,723,395
-----------------------------------------------------------------------------------------------
Receivable for closed forward currency contracts                                         43,203
-----------------------------------------------------------------------------------------------
Total assets                                                                      4,797,578,080

Liabilities
-----------------------------------------------------------------------------------------------
Distributions payable to shareholders                                                    34,197
-----------------------------------------------------------------------------------------------
Payable for securities purchased                                                     51,907,377
-----------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                            5,402,249
-----------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                          7,505,885
-----------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                            1,075,878
-----------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                            77,052
-----------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                              5,915
-----------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                                1,970,731
-----------------------------------------------------------------------------------------------
Payable for closed forward currency contracts                                           139,729
-----------------------------------------------------------------------------------------------
Other accrued expenses                                                                1,253,972
-----------------------------------------------------------------------------------------------
Total liabilities                                                                    69,372,985
-----------------------------------------------------------------------------------------------
Net assets                                                                       $4,728,205,095

Represented by
-----------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                  $3,930,615,362
-----------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                         12,854,506
-----------------------------------------------------------------------------------------------
Accumulated net realized gain on investments and
foreign currency transactions (Note 1)                                              112,566,884
-----------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and
assets and liabilities in foreign currencies                                        672,168,343
-----------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                       $4,728,205,095

Computation of net asset value and offering price
-----------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($2,882,999,583 divided by 261,754,179 shares)                                           $11.01
-----------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $11.01)*                                  $11.68
-----------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($1,732,139,238 divided by 163,550,587 shares)**                                         $10.59
-----------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($50,699,608 divided by 4,649,688 shares)                                                $10.90
-----------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $10.90)*                                  $11.30
-----------------------------------------------------------------------------------------------
Net asset value, offering price and redemption price per class Y share
($62,366,666 divided by 5,570,176 shares)                                                $11.20
-----------------------------------------------------------------------------------------------

  * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

 ** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of these financial statements.





Statement of operations
Year ended October 31, 1998
Investment income:
-----------------------------------------------------------------------------------------------
Dividends (net of foreign tax of $3,399,665)                                       $ 48,530,309
-----------------------------------------------------------------------------------------------
Interest                                                                              6,262,586
-----------------------------------------------------------------------------------------------
Total investment income                                                              54,792,895

Expenses:
-----------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                     30,359,299
-----------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                       12,180,823
-----------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                        89,988
-----------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                         38,614
-----------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                                 7,172,973
-----------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                                17,991,491
-----------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                   369,162
-----------------------------------------------------------------------------------------------
Reports to shareholders                                                                 251,708
-----------------------------------------------------------------------------------------------
Registration fees                                                                       177,078
-----------------------------------------------------------------------------------------------
Auditing                                                                                 98,897
-----------------------------------------------------------------------------------------------
Legal                                                                                    38,575
-----------------------------------------------------------------------------------------------
Postage                                                                                 848,839
-----------------------------------------------------------------------------------------------
Other                                                                                   543,288
-----------------------------------------------------------------------------------------------
Total expenses                                                                       70,160,735
-----------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                           (1,464,258)
-----------------------------------------------------------------------------------------------
Net expenses                                                                         68,696,477
-----------------------------------------------------------------------------------------------
Net investment loss                                                                 (13,903,582)
-----------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                    133,668,133
-----------------------------------------------------------------------------------------------
Net realized gain on foreign currency transactions (Note 1)                          22,171,474
-----------------------------------------------------------------------------------------------
Net realized loss on swap contracts (Note 1)                                           (890,965)
-----------------------------------------------------------------------------------------------
Net unrealized appreciation of assets and liabilities in
foreign currencies during the year                                                    4,598,408
-----------------------------------------------------------------------------------------------
Net unrealized appreciation of investments during the year                          395,889,553
-----------------------------------------------------------------------------------------------
Net gain on investments                                                             555,436,603
-----------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                               $541,533,021
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets
                                                                                      Year ended October 31
                                                                                -------------------------------
                                                                                           1998            1997
---------------------------------------------------------------------------------------------------------------
Increase in net assets
---------------------------------------------------------------------------------------------------------------
Operations:
---------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                     $  (13,903,582) $    1,217,600
---------------------------------------------------------------------------------------------------------------
Net realized gain on investments and
foreign currency transactions                                                       154,948,642     825,626,424
---------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies                                    400,487,961    (229,716,928)
---------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                541,533,021     597,127,096
---------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
---------------------------------------------------------------------------------------------------------------
  From net investment income
    Class A                                                                         (55,521,899)    (54,577,493)
---------------------------------------------------------------------------------------------------------------
    Class B                                                                         (24,067,329)    (25,358,432)
---------------------------------------------------------------------------------------------------------------
    Class M                                                                            (740,570)       (590,659)
---------------------------------------------------------------------------------------------------------------
    Class Y                                                                          (1,101,259)     (1,800,840)
---------------------------------------------------------------------------------------------------------------
  From net realized gain on investments
    Class A                                                                        (427,627,489)   (108,162,646)
---------------------------------------------------------------------------------------------------------------
    Class B                                                                        (279,693,689)    (68,080,503)
---------------------------------------------------------------------------------------------------------------
    Class M                                                                          (7,129,800)     (1,292,807)
---------------------------------------------------------------------------------------------------------------
    Class Y                                                                          (7,589,027)     (3,260,656)
---------------------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                                   606,332,642     445,247,957
---------------------------------------------------------------------------------------------------------------
Total increase in net assets                                                        344,394,601     779,251,017

Net assets
---------------------------------------------------------------------------------------------------------------
Beginning of year                                                                 4,383,810,494   3,604,559,477
---------------------------------------------------------------------------------------------------------------
End of year (including undistributed
net investment income of $12,854,506 and
$84,713,761, respectively)                                                       $4,728,205,095  $4,383,810,494
---------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------------------------

Per-share
operating performance                                                         Year ended October 31
------------------------------------------------------------------------------------------------------------------------------------
                                                     1998             1997             1996             1995             1994
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                $12.00           $11.10           $10.13            $9.92            $9.30
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment (loss) income                           --(b)           .04(b)           .09(b)           .09              .02
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                                  1.23             1.68             1.47              .43              .77
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                1.23             1.72             1.56              .52              .79
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                    (.26)            (.27)            (.18)            (.01)              --
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                      (1.96)            (.55)            (.41)            (.30)            (.17)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                 (2.22)            (.82)            (.59)            (.31)            (.17)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                      $11.01           $12.00           $11.10           $10.13            $9.92
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                           13.02            16.40            16.10             5.64             8.62
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                 $2,882,999       $2,628,933       $2,186,426       $1,689,656       $1,507,550
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                            1.18             1.24             1.27             1.28             1.33
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)                            (.01)             .31              .84             1.05              .83
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                             162.35           154.98            72.88            63.31            17.45
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(c) The ratio of expenses to average net assets for the period ended October 31, 1995, and thereafter, includes amounts paid through brokerage service and expense offset arrangements.  Prior period ratios exclude these amounts (Note 2).




Financial highlights
(For a share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------------------------------


Per-share
operating performance                                                         Year ended October 31
------------------------------------------------------------------------------------------------------------------------------------
                                                     1998             1997             1996             1995             1994
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                $11.62           $10.78            $9.86            $9.74            $9.19
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment (loss) income                         (.08)(b)         (.05)(b)          .01(b)           .03              .01
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                                  1.18             1.64             1.43              .40              .71
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                1.10             1.59             1.44              .43              .72
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                    (.17)            (.20)            (.11)            (.01)              --
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                      (1.96)            (.55)            (.41)            (.30)            (.17)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                 (2.13)            (.75)            (.52)            (.31)            (.17)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                      $10.59           $11.62           $10.78            $9.86            $9.74
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                           12.13            15.54            15.25             4.80             7.95
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                 $1,732,139       $1,664,215       $1,327,246         $975,794         $801,443
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                            1.93             1.99             2.02             2.04             2.11
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)                            (.75)            (.45)             .09              .29              .12
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                             162.35           154.98            72.88            63.31            17.45
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(c) The ratio of expenses to average net assets for the period ended October 31, 1995, and thereafter, includes amounts paid through brokerage service and expense offset arrangements.  Prior period ratios exclude these amounts (Note 2).




Financial highlights
(For a share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                   For the period
Per-share                                                                                                           March 1, 1995+
operating performance                                                          Year ended October 31                to October 31
------------------------------------------------------------------------------------------------------------------------------------
                                                                      1998             1997             1996             1995
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                 $11.90           $11.05           $10.09            $8.86
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment (loss) income                                          (.06)(b)         (.02)(b)          .03(b)           .01
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                                                   1.22             1.66             1.47             1.22
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                 1.16             1.64             1.50             1.23
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                                     (.20)            (.24)            (.13)              --
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                       (1.96)            (.55)            (.41)              --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                  (2.16)            (.79)            (.54)              --
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                       $10.90           $11.90           $11.05           $10.09
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                                            12.48            15.72            15.54            13.88*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                     $50,700          $43,662          $24,179           $5,853
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                                             1.68             1.74             1.80             1.23*
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)                                             (.50)            (.21)             .32              .17*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                              162.35           154.98            72.88            63.31
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(c) The ratio of expenses to average net assets for the period ended October 31, 1995, and thereafter, includes amounts paid through brokerage service and expense offset arrangements.  Prior period ratios exclude these amounts (Note 2).




Financial highlights
(For a share outstanding throughout the period)

CLASS Y
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                   For the period
Per-share                                                                                                           June 15, 1994+
operating performance                                                 Year ended October 31                         to October 31
------------------------------------------------------------------------------------------------------------------------------------
                                                     1998             1997             1996             1995             1994
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                $12.17           $11.24           $10.25           $10.00            $9.46
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment (loss) income                          .03(b)           .08(b)           .12(b)           .09              .01
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                                  1.25             1.70             1.48              .47              .53
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                1.28             1.78             1.60              .56              .54
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                    (.29)            (.30)            (.20)            (.01)              --
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                      (1.96)            (.55)            (.41)            (.30)              --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                 (2.25)            (.85)            (.61)            (.31)              --
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                      $11.20           $12.17           $11.24           $10.25           $10.00
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                           13.35            16.75            16.39             6.00             5.71*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                    $62,367          $47,000          $66,708          $42,582          $29,396
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                             .93              .99             1.02             1.06              .37*
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)                             .24              .69             1.09             1.20              .42*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                             162.35           154.98            72.88            63.31            17.45
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(c) The ratio of expenses to average net assets for the period ended October 31, 1995, and thereafter, includes amounts paid through brokerage service and expense offset arrangements.  Prior period ratios exclude these amounts (Note 2).




Notes to financial statements
October 31, 1998

Note 1
Significant accounting policies

Putnam Global Growth Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks capital appreciation by investing primarily in common stocks traded in securities markets located in a number of foreign countries and in the United States.

The fund offers class A, class B, class M and class Y shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A shares but lower than class B shares. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, and class M shares, but do not bear a distribution fee. Class Y shares are sold to defined contribution plans that invest at least $250 million in a combination of Putnam Funds and other accounts managed by affiliates of Putnam Investment Management, Inc., ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, Inc.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if that fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price, or, if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost which approximates market, and other investments are stated at fair value following procedures approved by the Trustees.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

F) Forward currency contracts The fund may engage in forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date, to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short-term investments). The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is "marked to market" daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.

G) Swap contracts The fund may engage in swap agreements, which are an agreement to exchange the return generated by one instrument for the return generated by another instrument. The fund may enter into equity swap agreements, to manage its exposure to equity markets, which involve a commitment by one party to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty, respectively. Equity swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made at the end of the measurement period are recorded as realized gains or losses. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform.

H) Line of Credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the year ended October 31, 1998, the fund had no borrowings against the line of credit.

I) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

J) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gain distributions, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, foreign taxes, realized and unrealized gains and losses on passive foreign investment companies. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended October 31, 1998, the fund reclassified $23,475,384 to increase undistributed net investment income and $1,614,994 to increase paid-in-capital, with a decrease to accumulated net realized gains of $25,090,378. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

Note 2
Management fee, administrative
services, and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.80% of the first $500 million of average net assets, 0.70% of the next $500 million, 0.65% of the next $500 million, 0.60% of the next $5 billion, 0.575% of the next $5 billion, 0.555% of the next $5 billion, 0.54% of the next $5 billion and 0.53% thereafter.

As part of the subcustodian contract between the subcustodian bank and Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc., the subcustodian bank has a lien on the securities of the fund to the extent permitted by the fund's investment restrictions to cover any advances made by the subcustodian bank for the settlement of securities purchased by the fund. At October 31, 1998, the payable to the subcustodian bank represents the amount due for cash advance for the settlement of a security purchased.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by PFTC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended October 31, 1998, fund expenses were reduced by $1,464,258 under expense offset arrangements with PFTC and brokerage service arrangements. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $4,000 has been allocated to the fund, and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.35%, 1.00%, and 1.00% of the average net assets attributable to class A, class B, class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, and 0.75% of the average net assets attributable to class A, class B, and class M shares respectively.

For the year ended October 31, 1998 Putnam Mutual Funds Corp., acting as underwriter received net commissions of $577,977 and $17,991 from the sale of class A and class M shares, respectively and received $2,076,679 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the year ended October 31, 1998, Putnam Mutual Funds Corp., acting as underwriter received $27,335 on class A redemptions.

Note 3
Purchases and sales of securities

During the year ended October 31, 1998, purchases and sales of investment securities other than short-term investments aggregated $7,530,171,122 and $7,805,725,388, respectively. There were no purchases and sales of U.S. government obligations. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Capital shares

At October 31, 1998, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                                           Year ended
                                                        October 31, 1998
-----------------------------------------------------------------------------
Class A                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                     67,632,824      $ 765,441,417
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   48,094,524        460,264,719
-----------------------------------------------------------------------------
                                               115,727,348      1,225,706,136

Shares
repurchased                                    (72,999,084)      (818,734,753)
-----------------------------------------------------------------------------
Net increase                                    42,728,264      $ 406,971,383
-----------------------------------------------------------------------------

                                                           Year ended
                                                        October 31, 1997
-----------------------------------------------------------------------------
Class A                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                    101,249,030    $ 1,191,480,880
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   14,409,751        154,040,248
-----------------------------------------------------------------------------
                                               115,658,781      1,345,521,128

Shares
repurchased                                    (93,547,155)    (1,107,228,654)
-----------------------------------------------------------------------------
Net increase                                    22,111,626    $   238,292,474
-----------------------------------------------------------------------------

                                                           Year ended
                                                        October 31, 1998
-----------------------------------------------------------------------------
Class B                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                     32,103,540    $   347,176,136
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   30,698,837        284,271,233
-----------------------------------------------------------------------------
                                                62,802,377        631,447,369

Shares
repurchased                                    (42,493,698)      (459,737,498)
-----------------------------------------------------------------------------
Net increase                                    20,308,679    $   171,709,871
-----------------------------------------------------------------------------

                                                           Year ended
                                                        October 31, 1997
-----------------------------------------------------------------------------
Class B                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                     38,781,150      $ 444,244,122
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    8,389,558         87,335,290
-----------------------------------------------------------------------------
                                                47,170,708        531,579,412

Shares
repurchased                                    (27,056,473)      (312,278,426)
-----------------------------------------------------------------------------
Net increase                                    20,114,235      $ 219,300,986
-----------------------------------------------------------------------------

                                                           Year ended
                                                        October 31, 1998
-----------------------------------------------------------------------------
Class M                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                      2,198,969       $ 24,442,916
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                      789,181          7,505,074
-----------------------------------------------------------------------------
                                                 2,988,150         31,947,990

Shares
repurchased                                     (2,006,965)       (22,548,855)
-----------------------------------------------------------------------------
Net increase                                       981,185       $  9,399,135
-----------------------------------------------------------------------------

                                                           Year ended
                                                        October 31, 1997
-----------------------------------------------------------------------------
Class M                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                      3,715,074       $ 44,560,643
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                      168,896          1,798,748
-----------------------------------------------------------------------------
                                                 3,883,970         46,359,391

Shares
repurchased                                     (2,403,887)       (29,285,638)
-----------------------------------------------------------------------------
Net increase                                     1,480,083       $ 17,073,753
-----------------------------------------------------------------------------

                                                           Year ended
                                                        October 31, 1998
-----------------------------------------------------------------------------
Class Y                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                      2,546,489       $ 29,156,167
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                      895,004          8,690,286
-----------------------------------------------------------------------------
                                                 3,441,493         37,846,453

Shares
repurchased                                     (1,733,001)       (19,594,200)
-----------------------------------------------------------------------------
Net increase                                     1,708,492       $ 18,252,253
-----------------------------------------------------------------------------

                                                           Year ended
                                                        October 31, 1997
-----------------------------------------------------------------------------
Class Y                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                      4,445,438       $ 51,918,759
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                      470,446          5,061,496
-----------------------------------------------------------------------------
                                                 4,915,884         56,980,255

Shares
repurchased                                     (6,986,974)       (86,399,511)
-----------------------------------------------------------------------------
Net decrease                                    (2,071,090)      $(29,419,256)
-----------------------------------------------------------------------------



Federal tax information
(Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, as amended, the Fund hereby designates $139,685,652 as a 20% capital gain.

For the period, interest and dividends from foreign countries were $35,182,799. Taxes paid to foreign countries were $3,399,665 or $.008 (for all classes of shares).

The fund has designated 69.03% of the distributions from net investment income as qualifying for the dividends received deduction for corporations.

The Form 1099 you receive in January 1999 will show the tax status of all distributions paid to your account in calendar 1998.



Fund information

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT
ACCOUNTANTS

PricewaterhouseCoopers LLP

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
John A. Hill, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
Donald S. Perkins
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Robert Swift
Vice President and Fund Manager

Lisa Svensson
Vice President and Fund Manager

Kelly A. Morgan
Vice President and Fund Manager

Olivier M. Rudigoz
Vice President and Fund Manager

Michael Arends
Vice President and Fund Manager

Manuel Weiss Herrero
Vice President and Fund Manager

John R. Verani
Vice President

Beverly Marcus
Clerk and Assistant Treasurer


This report is for the information of shareholders of Putnam Global Growth Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. You can also learn more at Putnam Investments' website: http://www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution; are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other agency; and involve risk, including the possible loss of the principal amount invested.



[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

www.putnaminv.com
---------------------
BULK RATE
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

AN006 47848 005/882/907/513  12/98



PUTNAM INVESTMENTS                                      [SCALE LOGO OMITTED]
----------------------------------------------------------------------------
Putnam Global Growth Fund
Supplement to Annual Report dated 10/31/98

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to defined contribution plans investing $250 million or more in one or more of Putnam's funds or private accounts. Performance of class Y shares, which incur neither a front-end load, distribution fee, nor contingent deferred sales charge, will differ from performance of class A, B, and M shares, which are discussed more extensively in the annual report.

ANNUAL RESULTS AT A GLANCE
----------------------------------------------------------------------------
Total return:                               NAV

Six months ended 10/31/98                 -5.64%
One year ended 10/31/98                   13.35
Life of class (since 6/15/94)             72.58
Annual average                            13.27
----------------------------------------------------------------------------

Share value:                                NAV

10/31/97                                 $12.17
10/31/98                                  11.20
----------------------------------------------------------------------------

Distributions:      No.      Income       Capital gains       Total
                     1       $0.285          $1.964          $2.249
----------------------------------------------------------------------------

Please note that past performance does not indicate future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.